SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported): December 31, 1996


                         Efficiency Lodge, Inc.
       -----------------------------------------------------
       (Exact name of Registrant as Specified in its Charter)



       Georgia                         0-2290      58-0898219
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(State or other Jurisdiction of   (Commission  (IRS Employer
Incorporation or Organization)    File Number) Identification No.)

                       Efficiency Lodge, Inc.
                        928 Bankhead Highway
                         Mableton, Georgia                     30059
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               (Address of principal executive offices)     (Zip Code)


    Registrant's telephone number, including area code: (770) 948-2447


                    Southern Acceptance Corporation
                        277 Pat Mell Road, Suite A
                         Marietta, Georgia  30060
      -------------------------------------------------------------
      (Former name or former address, if changed since last report) All references herein to the "Proxy Statement" refer to the
Proxy Statement dated October 8, 1996 of Southern Acceptance
Corporation, a Georgia corporation, ("SAC"), as filed with the Commission on October 8, 1996, and incorporated herein by reference to Exhibit 99. With respect to each document referred to herein and filed with the Securities and Exchange Commission as an exhibit to this report, reference is made to the exhibit for a more complete description of the matter involved, and each such statement shall be deemed qualified in its entirety by such reference.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On December 31, 1996, the Registrant completed a merger of Efficiency Lodge, Inc. ("ELI") with and into the Registrant (the "Merger"), pursuant to the terms of the Agreement and Plan of Merger, dated as of January 22, 1996, as amended, by and between SAC and ELI (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, every one hundred shares of outstanding pre-Merger common stock of the Registrant was exchanged for one share of post-Merger common stock in the surviving corporation, each outstanding share of ELI common stock was exchanged for 1,102.6 shares of the common stock of the surviving corporation, and the Registrant, as the surviving corporation, changed its name from "Southern Acceptance Corporation" to "Efficiency Lodge, Inc." To avoid the existence of fractional shares, shareholders otherwise entitled to receive a fractional share of the Registrant's common stock following the one-for-one hundred conversion of common stock instead received $.10 in cash multiplied by the number of unconverted shares held by such shareholder.

As a result of the reverse stock split which was part of the Merger, the issued and outstanding common stock of the Registrant was reduced from 5,238,905 shares to approximately 1,043,684 shares. W. Ray Barnes and Roy E. Barnes, the two former ELI shareholders, each received 496,170 shares of the Registrant's Common Stock and now own approximately ninety-five per cent (95%) of the outstanding shares of the Registrant. Holders of one hundred per cent (100%) of the Registrant's issued and outstanding shares before the Merger own approximately five per cent (5%) of the Registrant's issued and outstanding shares after the Merger.

ITEM 2.  ACQUISITION OR DISPOSITION OF  ASSETS.

 SHAREHOLDER APPROVAL OF THE MERGER AGREEMENT AND CONSUMMATION OF
THE MERGER.

     At a special shareholders' meeting held on December 3, 1996, the SAC shareholders approved the Merger Agreement pursuant to which ELI was merged with and into SAC. The Merger became effective on December 31, 1996 (the 'Effective Time') when a Certificate of Merger was filed by the Registrant with the Secretary of State of Georgia. The Merger described above is qualified in its entirety by (i) the full text of the Merger Agreement, a copy of which is incorporated herein by reference to
Exhibit 2.1 hereto, and (ii) the Proxy Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.

Financial statements and pro forma financial information provided in the Proxy Statement are incorporated herein by reference to the Proxy Statement, and additional required financial statements and pro forma financial information will be filed with an amendment to this report on or before February 15, 1997.

EXHIBITS.

2.1 Agreement and Plan of Merger dated as of January 22, 1996, as amended, by and among Southern Acceptance Corporation and Efficiency Lodge, Inc., with all exhibits thereto (incorporated by reference from the Southern Acceptance Corporation Proxy Statement, as filed with the Commission on October 8, 1996).

99   Southern Acceptance Corporation Proxy Statement filed with the Commission on October 8, 1996 (incorporated by reference)



SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                              EFFICIENCY LODGE, INC.


                              By:   /s/ W. Ray Barnes

                              W. Ray Barnes
                              President Secretary-Treasurer


                              January 14, 1997
                              Date